UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2008
                                                           -------------


                          BEACON FEDERAL BANCORP, INC.
             (Exact name of Registrant as specified in its charter)

        Maryland                    000-52826               26-0706826
       --------                     ---------               ----------
  (State or Other Jurisdiction     (Commission             (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)

               5000 Brittonfield Parkway, East Syracuse, NY 13057
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (315) 433-0111
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (b) As previously announced, on June 27, 2008, James D. Lapsley retired as Senior Vice President and Chief Financial Officer of Beacon Federal Bancorp, Inc. (the "Company") and Beacon Federal, the Company's wholly owned subsidiary (the "Bank").

     (c) In connection with Mr. Lapsley's retirement, effective on June 27, 2008, the Board of Directors of the Company appointed Lisa M. Jones, age 32, to the position of Vice President and Principal Financial and Accounting Officer of the Company and the Bank. Ms. Jones has been employed at the Bank in various positions since 1996. Most recently, Ms. Jones served as Vice President - Controller since March 2008. Previous to that position, Ms. Jones served as Director of Accounting and Operations since 2006. Previous to that position, Ms. Jones served as Manager of Accounting.

     Additionally, the Board of Directors appointed Randy J. Wiley to the position of Senior Vice President, effective June 27, 2008. In this new position, Mr. Wiley will be responsible for asset/liability management at the Bank, management of the Bank's and the Company's securities portfolio, and the Company's investor relations.

     (e) For the six months following his retirement, Mr. Lapsley has agreed to provide consulting services to the Company and the Bank on an as-needed basis. In consideration for such consulting services and as part of Mr. Lapsley's retirement package, the Bank agreed to pay Mr. Lapsley six-months' salary (to be paid in a lump sum upon his retirement), a $15,000 travel voucher, and Mr. Lapsley's COBRA over an 18-month period.



Item 9.01.   Financial Statements and Exhibits.
             ---------------------------------
(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits: None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEACON FEDERAL BANCORP, INC.


Date: June 27, 2008                  By:  /s/ Ross J. Prossner
                                          ----------------------------------
                                          Ross J. Prossner
                                          President and Chief Executive Officer
                                          (Duly Authorized Representative)